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                                                                    Exhibit 32.2


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Reinsurance Group of America, Incorporated and subsidiaries, (the "Company"), for the quarterly period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Jack B. Lay, Chief Financial Officer of the Company, certifies, to his best knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:  November 12, 2003                              /s/ Jack B. Lay
                                                      Jack B. Lay
                                                      Executive Vice President &
                                                      Chief Financial Officer